MFS(R) EUROPEAN EQUITY FUND

                  Supplement dated December 1, 2002 as revised
                     June 1, 2003 to the Current Prospectus

This Supplement describes the fund's class I shares, and it supplements certain information in the fund's Prospectus dated December 1, 2002. The caption headings used in this Supplement correspond with the caption headings used in the Prospectus.

You may purchase class I shares only if you are an eligible investor, as described under the caption "Description of Share Classes" below.

1.   RISK RETURN SUMMARY

     Performance Table. The "Performance Table" is intended to indicate some of the risks of investing in the fund by showing changes in the fund's performance over time. Please note that you will find performance returns, after the deduction of certain taxes, for Class A shares of the fund, together with returns of one or more broad measures of market performance, in the Performance Table of the Prospectus. The table is supplemented as follows:

     Average Annual Total Returns (for the periods ended December 31, 2001):

           Returns Before Taxes          1 Year            Life*
           --------------------
           Class I shares               (13.92)%           3.94%

------------------
* Fund performance figures are for the period from the commencement of the Fund's investment operations on August 3, 1999, through December 31, 2002.

The fund commenced investment operations on August 3, 1999 with the offering of class A shares and subsequently offered class I shares on August 4, 1999. Class I share performance includes the performance of the fund's class A shares for periods prior to the offering of class I shares. This blended class I share performance has been adjusted to take into account the fact that class I shares have no initial sales charge (load). This blended performance has not been adjusted to take into account differences in class specific operating expenses. Because operating expenses of class I shares are lower than those of class A shares, this blended class I share performance is lower than the performance of class I shares would have been had class I shares been offered for the entire period.

2.   EXPENSE SUMMARY

     Expense Table. The "Expense Table" describes the fees and expenses that you may pay when you buy, redeem and hold shares of the fund. The table is supplemented as follows:

     Annual Fund Operating Expenses (expenses that are deducted from fund assets):

      Management Fees                                         0.75%
      Other Expenses                                          8.55%
                                                              ----
      Total Annual Fund Operating Expenses                    9.30%
        Fee Waivers/Expense Reimbursement                    (8.29)%(1)
                                                             ------
        Net Expenses                                          1.01%(2)
-----------------------
(1) MFS has contractually agreed, subject to reimbursement, to bear the fund's expenses such that "Other Expenses" (after taking into account the expense offset and brokerage arrangements described below) do not exceed 0.25% annually.

(2) The fund has an expense offset arrangement which reduces the fund's custodian fee based upon the amount of cash maintained by the fund with its custodian and dividend disbursing agent and may enter into other such arrangements and directed brokerage arrangements (which would also have the effect of reducing the fund's expenses). Any such fee reductions are not reflected in the table. Had these fee reductions been taken into account, "Net Expenses" would have been 1.00% .

     Example of Expenses. The "Example of Expenses" table is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The table is supplemented as follows:

              Share Class        Year 1      Year 3       Year 5      Year 10
              -----------        ------      ------       ------      -------
           Class I shares
                                  $103       $1,955       $3,651       $7,293

3.   DESCRIPTION OF SHARE CLASSES

The "Description of Share Classes" is supplemented as follows:

If you are an eligible investor (as described below), you may purchase class I shares at net asset value without an initial sales charge or CDSC upon redemption. Class I shares do not have annual distribution and service fees, and do not convert to any other class of shares of the fund.

The following eligible investors may purchase class I shares:

     o certain retirement plans established for the benefit of employees of MFS and employees of MFS' affiliates;

     o any fund distributed by MFS, if the fund seeks to achieve its investment objective by investing primarily in shares of the fund and other MFS funds; and

     o Citigroup Asset Management's Smith Barney Asset Management businesses on behalf of clients of The Citigroup Private Bank participating in The Citigroup Private Bank Umbrella Portfolios investment management program.

In addition, MFD, at its sole discretion, may accept investments from other purchasers not listed above.

4.   HOW TO PURCHASE, EXCHANGE AND REDEEM SHARES

The discussion of "How to Purchase, Exchange and Redeem Shares" is supplemented as follows:

You may purchase, redeem and exchange class I shares only through your MFD representative or by contacting MFSC (see the back cover of the Prospectus for address and phone number). You may exchange your class I shares for class I shares of another MFS Fund (if you are eligible to purchase them) and for shares of the MFS Money Market Fund at net asset value.

The fund's shares are only registered for sale in The Commonwealth of Massachusetts and The State of New York and may only be purchased by the eligible investors described in the prospectus as supplemented, and in no event are offered for sale in any other state, territory or jurisdiction.

5.   FINANCIAL HIGHLIGHTS

The "Financial Highlights" table is intended to help you understand the fund's financial performance. It is supplemented as follows:

                                                                                     Year Ended July 31,         Period Ended

Financial Statements - Class I Shares                                               2002             2001       July 31, 2000*
Per share data (for a share outstanding throughout each period):

Net asset value - beginning of period                                               $ 8.52          $ 13.22           $ 9.93
                                                                                    -------         --------          -------
Income from investment operations# -
    Net investment incomess.                                                        $ 0.12          $  0.08           $ 0.07
    Net realized and unrealized gain (loss) on investments and foreign               (1.08)           (2.04)            3.31
                                                                                    -------         --------          -------
currency

      Total from investment operations                                              $(0.96)         $ (1.96)          $  3.38
                                                                                    -------         --------          -------
Less distributions declared to shareholders -
    From net investment income                                                      $(0.04)         $ (0.08)          $ (0.01)
    From net realized gain on investments and foreign currency transactions            --             (2.64)            (0.08)
    In excess of net realized gain on investments and foreign currency                 --             (0.02)             --
                                                                                    -------         --------          --------
transactions

      Total distributions declared to shareholders                                  $(0.04)         $ (2.74)          $ (0.09)
                                                                                    -------         --------          -------
Net asset value - end of period                                                     $ 7.52          $  8.52           $ 13.22
                                                                                    -------         -------           ------
Total return                                                                        (11.30)%         (16.46)%           34.18%++
Ratios (to average net assets)/Supplemental datass.:

    Expenses##                                                                        1.01%            1.06%             1.00%+
    Net investment income                                                             1.53%            0.79%             0.58%+
Portfolio turnover                                                                     133%            104%              143%
Net assets at end of period (000 Omitted)                                             $405            $0+++             $0+++

ss. Subject to reimbursement by the fund, the investment adviser voluntarily agreed under a temporary expense reimbursement agreement to pay all of the fund's operating expenses, exclusive of management fees. In consideration, the fund pays the investment adviser a reimbursement fee not greater than 0.25% of the average daily net assets. To the extent actual expenses were over this limitation, the net investment loss per share and ratios would have been:

    Net investment loss                                                             $(0.53)          $ (0.77)         $ (0.76)
    Ratios (to average net assets):

      Expenses##                                                                      9.30%             9.30%            7.51%+
      Net investment loss                                                            (6.76)%           (7.45)%          (5.93)%+

* For the period from the inception of Class I, August 4, 1999, through July 31, 2000.
+    Annualized.
++   Not annualized.
+++ Class I net assets were less than $500. # Per share data are based on average shares outstanding.
## Ratios do not reflect expense reductions from certain expense offset arrangements.

    The date of this Supplement is December 1, 2002 as revised June 1, 2003.